AUGUST 9, 2017

SUPPLEMENT TO THE

HARTFORD HLS FUNDS PROSPECTUS DATED MAY 1, 2017

(HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.)

This Supplement contains new and additional information and should be read in connection with your Prospectus.

(1)         Under the heading “The Investment Manager and Sub-Adviser – The Investment Sub-Adviser,” the following information is added after the first paragraph:

At a meeting of the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the “Boards” or “Boards of Directors”) on August 2, 2017, the Boards approved a new form of sub-advisory agreement (the “Agreement”) between the Investment Manager and Wellington Management with respect to each Fund. In approving the Agreement, each Fund and the Investment Manager relied on an exemptive order issued by the Securities and Exchange Commission that permits each Fund and the Investment Manager to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Agreement includes updated provisions reflecting developments in the investment management industry. The Agreement includes provisions expressly allowing the Investment Manager the flexibility to hire more than one sub-adviser for a Fund and allowing the sub-adviser to enter into derivative arrangements in accordance with a Fund’s investment objectives and policies. The Agreement includes an updated provision addressing the sub-adviser’s “best execution” standard when selecting brokers or dealers to execute transactions on behalf of a Fund. The Agreement also includes a provision specifying that the sub-adviser will use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations under the sub-advisory agreement with minimal disruptions or delays. The Agreement includes an updated provision addressing the sub-adviser’s standard of care.

(2)         Under the heading “The Investment Manager and Sub-Adviser – Management Fee,” the following information is added to the end of the section:

A discussion regarding the basis for the Boards of Directors’ approval of the new investment sub-advisory agreement between the Investment Manager and the Funds’ sub-adviser will be available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2017.

This Supplement should be retained with your Prospectus for future reference.

HV-7336	August 2017

AUGUST 9, 2017

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

DATED MAY 1, 2017, AS SUPPLEMENTED MAY 11, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

(1)         Under the heading “INVESTMENT RISKS,” “Equity Risk” is marked with an “X” for the Total Return Bond HLS Fund in the risk table.

(2)         Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – ADVISORY FEE PAYMENT HISTORY,” the first paragraph below the Advisory Fee Payment History charts is deleted in its entirety and replaced with the following:

Pursuant to the investment management agreements, HFMC is not liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable agreement.

Pursuant to the investment sub-advisory agreements, the sub-adviser must discharge its duties under the sub-advisory agreements with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use.  Unless the sub-adviser breaches this standard of care or under applicable law, the sub-adviser is not liable to the Company, any Fund, HFMC or its affiliates for any of its acts or omissions, or any acts or omissions of any other person or entity, in the course of or connected with the sub-adviser performing its obligations under the sub-advisory agreements.  If the sub-adviser breaches this standard of care or under applicable law, the sub-adviser is responsible for indemnifying and holding harmless HFMC and its affiliates from all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) the sub-adviser causing a Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in such Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact known to the sub-adviser that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by the sub-adviser in writing for use in such materials; (3) a material breach of the investment sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of the sub-adviser in the performance of its duties and obligations under the investment sub-advisory agreement (except to the extent that the loss results from HFMC’s or the Company’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreements or the applicable investment management agreement).

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.